Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Stacy Feit
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(213) 486-6549

ASHFORD PRIME REPORTS SECOND QUARTER 2015 RESULTS

9.0% RevPAR Increase for All Hotels for the Second Quarter

The Company Increased its Common Dividend by 100% During the Quarter

Adjusted Funds from Operations per Share Increased 33%

DALLAS, August 6, 2015 — Ashford Hospitality Prime, Inc. (NYSE: AHP) (“Ashford Prime” or the “Company”) today reported the following results and performance measures for the second quarter ended June 30, 2015.  The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are pro forma assuming each of the hotel properties in the Company’s hotel portfolio as of June 30, 2015 were owned as of the beginning of each of the periods presented.  Unless otherwise stated, all reported results compare the second quarter ended June 30, 2015, with the second quarter ended June 30, 2014 (see discussion below).  The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•                  The Company’s common stock is currently trading at a trailing 12-month NOI cap rate of approximately 9.4%, while similar assets to those in its portfolio are trading in the private market at an approximate average trailing 12-month NOI cap rate of 6.50%.  A 6.50% cap rate implies a share price for the Company’s common stock of $27.60

•                  RevPAR for all hotels increased 9.0% to $200.86 during the second quarter, driven by a 7.6% increase in ADR and a 1.3% increase in occupancy

•                  Hotel EBITDA increased $3.2 million or 10.5% for all hotels

•                  Adjusted funds from operations (AFFO) was $0.60 per diluted share for the quarter compared with $0.45 from the prior-year quarter representing an increase of 33%

•                  During the quarter, the Company’s Board of Directors increased its quarterly common dividend by 100%

•                  During the quarter, the Company closed a private placement of its Series A Cumulative Convertible Preferred Stock in a 144A offering for $65.0 million in gross proceeds.  The Company also closed a private placement under Regulation D under the Securities Act of 1933 of 200,000 shares of the Company’s common stock at a price of $15.52 per share for gross proceeds of $3.1 million

•                  Subsequent to quarter end, the Company announced it had completed the acquisition of the leasehold interest in the award-winning 62-room Bardessono Hotel and Spa in Yountville, CA for total consideration of $85.0 million.  Ashford Inc. provided $2.0 million in key money consideration for the acquisition

•                  Capex invested in the quarter was $4.1 million

CAPITAL STRUCTURE

At June 30, 2015, the Company had total assets of $1.3 billion in continuing operations.  As of June 30, 2015, the Company had $762 million of mortgage debt in continuing operations of which $49.2 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines.  Ashford Prime’s

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total combined debt had a blended average interest rate of 4.53%.

On June 11, 2015, the Company announced it had closed a private placement of its Series A Cumulative Convertible Preferred Stock in a 144A offering for $65 million in gross proceeds.  The initial conversion price is $18.90 per share.  The Company also closed a private placement under Regulation D under the Securities Act of 1933 of 200,000 shares of the Company’s common stock at a price of $15.52 per share for gross proceeds of $3.1 million.  Net proceeds from these offerings were used to finance the acquisition of the Bardessono Hotel and Spa as well as for general corporate purposes.

Subsequent to quarter end, on July 9, 2015, the Company announced it had closed on the previously-announced acquisition of the leasehold interest in the award-winning 62-room Bardessono Hotel and Spa in Yountville, CA for a total consideration of $85.0 million.  Ashford Inc. provided $2.0 million in key money consideration for the acquisition.

PORTFOLIO REVPAR

As of June 30, 2015, the Company’s hotel portfolio consisted of direct hotel investments with ten properties classified in continuing operations.  During the second quarter of 2015, all hotels included in continuing operations were not under renovation.

•                  Pro forma RevPAR increased 9.0% to $200.86 for all hotels on a 7.6% increase in ADR and a 1.3% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

The Company believes year-over-year Hotel EBITDA and Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons.  Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Hotel EBITDA and Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period.  As the Company’s portfolio mix changes from time to time so will the seasonality for Pro forma Hotel EBITDA and Pro forma Hotel EBITDA Margin.  The details of the quarterly calculations for the previous four quarters for the ten hotels included in continuing operations are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On June 15, 2015, the Company announced that its Board of Directors had declared a quarterly cash dividend of $0.10 per diluted share for the Company’s common stock for the second quarter ending June 30, 2015, payable on July 15, 2015, to shareholders of record as of June 30, 2015.  This reflects the Company’s revised cash dividend policy announced on May 13, 2015, when Ashford Prime’s Board of Directors increased its quarterly cash dividend from $0.05 to $0.10 per diluted share for the Company’s common stock, representing a 100% increase.

The Company also provided some financial and market metrics that are pertinent to the valuation of the platform as well as the disconnect between the current public market valuation of the Company and private market values.  Ashford Prime’s common stock is currently trading at a trailing 12-month NOI cap rate of approximately 9.4%.  Based on deals the Company has seen trade and other market information from industry consultants, the Company believes similar assets to those in its portfolio are trading in the private market at an approximate average trailing 12-month NOI cap rate of 6.50% which would imply a share price for Ashford Prime common stock of $27.60, which is approximately 97% higher than the current trading price of Ashford Prime common stock.

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“The Prime portfolio had another quarter of strong performance marked by solid RevPAR, EBITDA and AFFO growth,” commented Monty J. Bennett, Ashford Prime’s Chairman and Chief Executive Officer.  “Investing in high quality, high RevPAR assets in gateway and resort markets is core to our strategy and to that end, we are thrilled to add the award-winning Bardessono Hotel in Napa Valley to our growing Prime portfolio.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Prime, Inc. will conduct a conference call on Friday, August 7, 2015, at 11:00 a.m. ET.  The number to call for this interactive teleconference is (719) 325-2308.  A replay of the conference call will be available through Friday, August 14, 2015, by dialing (719) 457-0820 and entering the confirmation number, 8880718.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2015 earnings release conference call.  The live broadcast of Ashford Hospitality Prime’s quarterly conference call will be available online at the Company’s web site, www.ahpreit.com on Friday, August 7, 2015, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments secured by real estate.  Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit.  FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us.  Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions.  However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

*  *  *  *  *

Ashford Hospitality Prime is a conservatively capitalized real estate investment trust (REIT) focused on investing in high RevPAR full-service and urban select-service hotels and resorts located predominantly in domestic and international gateway and resort markets.

Follow Chairman and CEO Monty Bennett on Twitter at www.twitter.com/MBennettAshford or @MBennettAshford.

Ashford has created an Ashford App for the hospitality REIT investor community.  The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this press release include, among others, statements about the implied share price for the Company’s common stock.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ

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materially from those anticipated, including, without limitation:  general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime’s filings with the Securities and Exchange Commission.  EBITDA is defined as net income before interest, taxes, depreciation and amortization.  EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price.  A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price.  Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues.  Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues.  Hotel EBITDA Margin is Hotel EBITDA divided by total revenues.  Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

(unaudited)

	June 30,	December 31,
	2015	2014
ASSETS
Cash and cash equivalents	$180,467	$171,439
Investments in hotel properties, net	978,678	990,303
Restricted cash	29,372	29,646
Accounts receivable, net of allowance of $44 and $47, respectively	13,184	12,382
Inventories	682	696
Note receivable	8,098	8,098
Deferred costs, net	4,508	4,707
Prepaid expenses	3,149	2,422
Investment in AIM REHE Fund	50,472	—
Derivative assets	3	35
Other assets	6,712	1,193
Intangible asset, net	2,498	2,542
Due from related party, net	649	541
Due from third-party hotel managers	8,077	5,504
Total assets	$1,286,549	$1,229,508

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$762,358	$765,230
Accounts payable and accrued expenses	30,685	29,273
Dividends payable	3,021	1,425
Unfavorable management contract liabilities	237	316
Due to Ashford Trust, net	1,343	896
Due to Ashford Inc.	2,404	2,546
Due to third-party hotel managers	1,142	954
Intangible liability, net	3,710	3,739
Other liabilities	1,091	1,131
Total liabilities	805,991	805,510

5.5% Series A cumulative convertible preferred stock, $0.01 par value, 2,600,000 shares issued and outstanding at June 30, 2015	62,823	—
Redeemable noncontrolling interests in operating partnership	126,600	149,555

Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 25,593,433 and 25,393,433 shares issued and 24,257,456 and 24,464,163 shares outstanding at June 30, 2015 and December 31, 2014, respectively	256	254
Additional paid-in capital	393,921	391,184
Accumulated deficit	(75,506)	(96,404)
Treasury stock, at cost, 1,335,977 and 929,270 shares at June 30, 2015 and December 31, 2014, respectively	(23,053)	(16,130)
Total stockholders’ equity of the Company	295,618	278,904
Noncontrolling interest in consolidated entities	(4,483)	(4,461)
Total equity	291,135	274,443
Total liabilities and equity	$1,286,549	$1,229,508

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
REVENUE
Rooms	$67,787	$62,260	$122,284	$106,231
Food and beverage	21,792	18,421	42,022	33,602
Other	3,221	3,243	6,243	5,879
Total hotel revenue	92,800	83,924	170,549	145,712
Other	37	43	77	61
Total revenue	92,837	83,967	170,626	145,773

EXPENSES
Hotel operating expenses
Rooms	14,113	13,571	27,091	24,525
Food and beverage	13,539	11,575	26,608	21,259
Other expenses	22,973	20,375	43,897	36,999
Management fees	3,751	3,393	6,855	5,911
Total hotel operating expenses	54,376	48,914	104,451	88,694
Property taxes, insurance and other	4,601	4,384	9,196	8,051
Depreciation and amortization	10,559	10,706	21,076	19,479
Advisory services fee:
Base advisory fee	2,164	2,238	4,369	4,209
Advisory services fee — other services	436	597	982	820
Non-cash stock/unit-based compensation	442	1,110	911	1,110
Transaction costs	—	233	—	1,826
Corporate, general and administrative:
Non-cash stock/unit-based compensation	254	246	254	246
Other general and administrative	931	725	2,054	1,749
Total operating expenses	73,763	69,153	143,293	126,184

OPERATING INCOME	19,074	14,814	27,333	19,589
Equity in loss of unconsolidated entity	(820)	—	(820)	—
Interest income	5	6	9	10
Other income	1,153	—	1,292	—
Interest expense	(8,489)	(9,556)	(17,519)	(18,174)
Amortization of loan costs	(640)	(477)	(1,193)	(848)
Write-off of loan costs and exit fees	—	—	(54)	—
Unrealized loss on marketable securities	(1,323)	—	—	—
Unrealized loss on derivatives	(8)	(51)	(40)	(66)
INCOME BEFORE INCOME TAXES	8,952	4,736	9,008	511
Income tax (expense) benefit	172	(211)	(309)	(437)
NET INCOME	9,124	4,525	8,699	74
(Income) loss from consolidated entities attributable to noncontrolling interest	(125)	182	22	587
Net income attributable to redeemable noncontrolling interests in operating partnership	(2,275)	(1,210)	(2,203)	(42)
NET INCOME ATTRIBUTABLE TO THE COMPANY	6,724	3,497	6,518	619
Preferred dividends	(198)	—	(198)	—
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$6,526	$3,497	$6,320	$619

INCOME PER SHARE — BASIC AND DILUTED
Basic:
Net income attributable to common stockholders	$0.27	$0.14	$0.26	$0.03
Weighted average common shares outstanding — basic	24,017	25,291	24,043	23,808

Diluted:
Net income attributable to common stockholders	$0.27	$0.14	$0.26	$0.02
Weighted average common shares outstanding — diluted	24,773	34,396	32,519	32,749

Dividends declared per common share:	$0.10	$0.05	$0.15	$0.10

Amounts attributable to common stockholders:
Net income attributable to the Company	$6,724	$3,497	$6,518	$619
Preferred dividends	(198)	—	(198)	—
Net income attributable to common stockholders	$6,526	$3,497	$6,320	$619

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 ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

 RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA

 (in thousands)

 (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Net income	$9,124	$4,525	$8,699	$74
(Income) loss from consolidated entities attributable to noncontrolling interest	(125)	182	22	587
Net income attributable to redeemable noncontrolling interests in operating partnership	(2,275)	(1,210)	(2,203)	(42)
Net income attributable to the Company	6,724	3,497	6,518	619

Interest income	(5)	(6)	(9)	(10)
Interest expense and amortization of loan costs	8,751	9,561	17,959	18,080
Depreciation and amortization	9,840	9,897	19,628	17,870
Income tax expense (benefit)	(172)	211	309	437
Net income attributable to redeemable noncontrolling interests in operating partnership	2,275	1,210	2,203	42

EBITDA	27,413	24,370	46,608	37,038

Amortization of unfavorable management contract liabilities	(40)	(39)	(79)	(79)
Write-off of loan costs and exit fees	—	—	54	—
Transaction costs	—	233	—	1,826
Unrealized loss on marketable securities	1,323	—	—	—
Unrealized loss on derivatives	7	51	36	66
Other income (1)	(1,153)	—	(1,292)	—
Compensation adjustment related to modified employment terms	—	573	—	573
Non-cash, non-employee stock/unit-based compensation	697	783	1,166	783
Dead deal costs	40	—	312	—
Company’s portion of unrealized loss of AIM REHE Fund	820	—	820	—
Adjusted EBITDA	$29,107	$25,971	$47,625	$40,207

(1)              Other income, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted EBITDA.

 RECONCILIATION OF NET LOSS TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO

 (in thousands, except per share amounts)

 (unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014

Net income	$9,124	$4,525	$8,699	$74
(Income) loss from consolidated entities attributable to noncontrolling interest	(125)	182	22	587
Net income attributable to redeemable noncontrolling interests in operating partnership	(2,275)	(1,210)	(2,203)	(42)
Preferred dividends	(198)	—	(198)	—
Net income attributable to common stockholders	6,526	3,497	6,320	619

Depreciation and amortization on real estate	9,840	9,897	19,628	17,870
Net income attributable to redeemable noncontrolling interests in operating partnership	2,275	1,210	2,203	42

FFO available to common stockholders	18,641	14,604	28,151	18,531

Preferred dividends	198	—	198	—
Unrealized loss on marketable securities	1,323	—	—	—
Unrealized loss on derivatives	7	51	36	66
Other income (1)	(1,153)	—	(1,292)	—
Transaction costs	—	233	—	1,826
Dead deal costs	40	—	312	—
Compensation adjustment related to modified employment terms	—	573	—	573
Write-off of loan costs and exit fees	—	—	54	—
Company’s portion of unrealized loss of AIM REHE Fund	820	—	820	—

Adjusted FFO available to common stockholders	$19,876	$15,461	$28,279	$20,996
Adjusted FFO per diluted share available to common stockholders	$0.60	$0.45	$0.86	$0.64
Weighted average diluted shares	33,234	34,465	32,928	32,813

(1)              Other income, primarily consisting of net realized gain/loss on marketable securities is excluded from Adjusted FFO.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SUMMARY OF INDEBTEDNESS

JUNE 30, 2015

(dollars in thousands)

(unaudited)

							Proforma	Proforma
			Fixed-Rate	Floating-Rate		Total	TTM Hotel	TTM EBITDA
Indebtedness	Maturity	Interest Rate	Debt	Debt		Debt	EBITDA	Debt Yield

GACC Sofitel - 1 hotel	March 2016	LIBOR + 2.30%	$—	$80,000	(3)	$80,000	$9,902	12.4%
Senior credit facility - Various	November 2016	LIBOR + 2.25% to 3.75%	—	—	(1)	—	N/A	N/A
Credit Agricole Pier House - 1 hotel	March 2017	LIBOR + 2.25% to 2.50%	—	70,000	(2)	70,000	9,361	13.4%
Wachovia Philly CY - 1 hotel	April 2017	5.91%	33,621	—		33,621	12,316	36.6%
Wachovia 3 - 2 hotels	April 2017	5.95%	123,246	—		123,246	19,981	16.2%
Wachovia 7 - 3 hotels	April 2017	5.95%	250,794	—		250,794	30,722	12.2%
TIF Philly CY - 1 hotel	June 2018	12.85%	8,098	—		8,098	N/A	N/A
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	196,599	(4)	196,599	29,038	14.8%

Total			$415,759	$346,599		$762,358	$111,320	14.6%

Percentage			54.5%	45.5%		100.0%

Weighted average interest rate			6.08%	2.67%		4.53%

All indebtedness is non-recourse with the exception of the senior credit facility.

(1) This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2016.

(2)  On March 7, 2015, we refinanced our $69.0 million mortgage loan due September 2015 with a $70.0 million loan due March 2017 with three one-year extension options.  The new loan provides for a floating interest rate of LIBOR + 2.25%.

(3) This mortgage loan has three one-year extension options beginning March 2016, subject to satisfaction of certain conditions.

(4) This mortgage loan has two one-year extension options beginning November 2019, subject to satisfaction of certain conditions.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

 INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

 JUNE 30, 2015

 (in thousands)

 (unaudited)

	2015	2016	2017	2018	2019	Thereafter	Total

Senior credit facility - Various	$—	$—	$—	$—	$—	$—	$—
Wachovia Philly CY - 1 hotel	—	—	32,532	—	—	—	32,532
Wachovia 3 - 2 hotels	—	—	119,245	—	—	—	119,245
Wachovia 7 - 3 hotels	—	—	242,202	—	—	—	242,202
TIF Philly CY - 1 hotel	—	—	—	8,098	—	—	8,098
GACC Sofitel - 1 hotel	—	—	—	—	80,000	—	80,000
Aareal - 2 hotels	—	—	—	—	—	177,486	177,486
Credit Agricole Pier House - 1 hotel	—	—	—	—	—	70,000	70,000

Principal due in future periods	$—	$—	$393,979	$8,098	$80,000	$247,486	$729,563

Scheduled amortization payments remaining	4,337	8,646	7,526	2,939	3,120	6,228	32,795

Total indebtedness	$4,337	$8,646	$401,505	$11,037	$83,120	$253,714	$762,358

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

KEY PERFORMANCE INDICATORS - PRO FORMA

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2015	2014	% Variance	2015	2014	% Variance

ALL HOTELS:
Rooms revenue (in thousands)	$67,787	$62,135	9.10%	$122,284	$111,290	9.88%
RevPAR	$200.86	$184.33	8.97%	$182.21	$166.01	9.76%
Occupancy	86.41%	85.29%	1.31%	82.50%	79.80%	3.38%
ADR	$232.44	$216.12	7.55%	$220.86	$208.04	6.16%

NOTES:

(1)    The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at June 30, 2015 were owned as of the beginning of each of the periods presented.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(unaudited)

THE FOLLOWING PRO FORMA EBITDA MARGIN TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

All Hotels
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

2nd Quarter 2015	36.53%
2nd Quarter 2014	36.12%
Variance	0.41%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.47%
Food & Beverage and Other Departmental	0.35%
Administrative & General	0.11%
Sales & Marketing	0.26%
Hospitality	0.00%
Repair & Maintenance	0.22%
Energy	0.14%
Franchise Fee	0.00%
Management Fee	-0.05%
Incentive Management Fee	-1.16%
Insurance	0.24%
Property Taxes	-0.02%
Other Taxes	0.02%
Leases/Other	-0.17%

Total	0.41%

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

SELECTED PROFORMA FINANCIAL AND OPERATING INFORMATION BY PROPERTY

(in thousands, except operating information)

(unaudited)

THE FOLLOWING TABLE PRESENTS SELECTED FINANCIAL AND REPORTING INFORMATION BY PROPERTY FOR THE TEN PROPERTIES INCLUDED IN THE ASHFORD PRIME PORTFOLIO.

	Three Months Ended			Six Months Ended			TTM
	June 30,			June 30,			June 30,
	2015	2014	% Variance	2015	2014	% Variance	2015

CAPITAL HILTON WASHINGTON DC
Selected Financial Information:
Rooms Revenue	$11,706	$11,040	6.03%	$20,080	$19,029	5.52%	$37,871
Total Revenue	$16,529	$15,370	7.54%	$29,768	$27,358	8.81%	$54,537
EBITDA	$6,298	$5,647	11.53%	$9,401	$8,365	12.38%	$16,219
EBITDA Margin	38.10%	36.74%	1.36%	31.58%	30.58%	1.00%	29.74%
Selected Operating Information:
RevPAR	$234.44	$222.94	5.16%	$202.50	$193.22	4.80%	$189.54
Occupancy	92.61%	94.91%	-2.42%	85.36%	84.09%	1.51%	85.39%
ADR	$253.15	$234.90	7.77%	$237.24	$229.79	3.24%	$221.97
LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms Revenue	$5,951	$5,168	15.15%	$11,834	$10,435	13.41%	$22,973
Total Revenue	$10,912	$8,899	22.62%	$21,715	$18,312	18.58%	$40,590
EBITDA	$3,755	$2,621	43.27%	$7,355	$5,478	34.26%	$12,820
EBITDA Margin	34.41%	29.45%	4.96%	33.87%	29.91%	3.96%	31.58%
Selected Operating Information:
RevPAR	$165.99	$144.13	15.17%	$165.94	$146.33	13.40%	$159.74
Occupancy	85.18%	81.28%	4.79%	84.20%	81.12%	3.79%	86.03%
ADR	$194.87	$177.32	9.90%	$197.08	$180.38	9.26%	$185.69
CHICAGO SOFITEL WATER TOWER
Selected Financial Information:
Rooms Revenue	$8,343	$8,073	3.34%	$12,200	$11,776	3.60%	$27,793
Total Revenue	$11,426	$11,763	-2.86%	$17,050	$17,671	-3.51%	$39,145
EBITDA	$3,549	$4,013	-11.56%	$2,938	$3,942	-25.47%	$9,902
EBITDA Margin	31.06%	34.12%	-3.05%	17.23%	22.31%	-5.08%	25.30%
Selected Operating Information:
RevPAR	$220.92	$213.77	3.34%	$162.42	$156.77	3.60%	$183.48
Occupancy	86.84%	86.15%	0.80%	76.60%	75.98%	0.82%	80.76%
ADR	$254.40	$248.13	2.53%	$212.04	$206.34	2.76%	$227.18
KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms Revenue	$4,583	$4,317	6.16%	$10,317	$9,730	6.03%	$17,880
Total Revenue	$5,830	$5,517	5.67%	$12,784	$12,251	4.35%	$22,462
EBITDA	$2,337	$1,993	17.26%	$5,839	$5,117	14.11%	$9,361
EBITDA Margin	40.09%	36.12%	3.96%	45.67%	41.77%	3.91%	41.67%
Selected Operating Information:
RevPAR	$354.65	$334.12	6.14%	$401.39	$378.57	6.03%	$344.98
Occupancy	90.81%	85.99%	5.61%	92.13%	89.18%	3.31%	88.01%
ADR	$390.56	$388.58	0.51%	$435.67	$424.50	2.63%	$391.96
PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$7,885	$6,882	14.57%	$13,196	$11,268	17.11%	$25,925
Total Revenue	$9,432	$8,390	12.42%	$15,979	$13,968	14.40%	$31,663
EBITDA	$4,227	$3,750	12.72%	$6,207	$5,202	19.32%	$12,316
EBITDA Margin	44.82%	44.70%	0.12%	38.84%	37.24%	1.60%	38.90%
Selected Operating Information:
RevPAR	$173.64	$151.55	14.58%	$146.11	$124.86	17.02%	$142.34
Occupancy	89.01%	86.52%	2.88%	82.95%	76.15%	8.93%	82.77%
ADR	$195.08	$175.16	11.37%	$176.14	$163.96	7.43%	$171.98
PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms Revenue	$5,244	$4,782	9.66%	$10,294	$9,320	10.45%	$19,196
Total Revenue	$8,471	$7,418	14.20%	$16,677	$14,803	12.66%	$31,347
EBITDA	$2,941	$2,506	17.36%	$5,875	$5,008	17.31%	$10,743
EBITDA Margin	34.72%	33.78%	0.94%	35.23%	33.83%	1.40%	34.27%
Selected Operating Information:
RevPAR	$142.64	$130.09	9.65%	$140.77	$127.45	10.45%	$130.18
Occupancy	73.35%	72.96%	0.53%	72.02%	70.86%	1.63%	69.69%
ADR	$194.47	$178.29	9.07%	$195.47	$179.86	8.68%	$186.79

	Three Months Ended			Six Months Ended			TTM
	June 30,			June 30,			June 30,
	2015	2014	% Variance	2015	2014	% Variance	2015

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$9,285	$8,788	5.66%	$17,521	$15,866	10.43%	$35,639
Total Revenue	$10,828	$10,166	6.51%	$20,582	$18,417	11.76%	$41,551
EBITDA	$3,610	$3,623	-0.36%	$6,697	$6,092	9.93%	$13,671
EBITDA Margin	33.34%	35.64%	-2.30%	32.54%	33.08%	-0.54%	32.90%
Selected Operating Information:
RevPAR	$251.93	$238.44	5.66%	$239.01	$216.44	10.43%	$241.09
Occupancy	93.62%	93.95%	-0.35%	92.22%	87.48%	5.42%	92.24%
ADR	$269.09	$253.80	6.03%	$259.17	$247.41	4.75%	$261.37
SEATTLE COURTYARD DOWNTOWN
Selected Financial Information:
Rooms Revenue	$3,784	$3,307	14.42%	$6,305	$5,622	12.15%	$13,876
Total Revenue	$4,323	$3,875	11.56%	$7,215	$6,707	7.57%	$15,883
EBITDA	$1,728	$1,664	3.85%	$2,891	$2,790	3.62%	$6,310
EBITDA Margin	39.97%	42.94%	-2.97%	40.07%	41.60%	-1.53%	39.73%
Selected Operating Information:
RevPAR	$166.34	$145.37	14.43%	$139.34	$124.25	12.14%	$152.07
Occupancy	82.70%	81.32%	1.70%	78.66%	79.19%	-0.68%	80.08%
ADR	$201.13	$178.76	12.52%	$177.15	$156.90	12.91%	$189.88
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms Revenue	$7,360	$6,272	17.35%	$12,233	$10,541	16.05%	$26,736
Total Revenue	$9,575	$8,228	16.37%	$16,524	$14,117	17.05%	$34,909
EBITDA	$4,030	$3,460	16.47%	$6,400	$5,313	20.46%	$14,103
EBITDA Margin	42.09%	42.05%	0.04%	38.73%	37.64%	1.10%	40.40%
Selected Operating Information:
RevPAR	$225.91	$192.53	17.34%	$188.79	$162.68	16.05%	$204.61
Occupancy	86.10%	83.29%	3.38%	80.88%	77.37%	4.53%	81.41%
ADR	$262.38	$231.15	13.51%	$233.43	$210.25	11.02%	$251.33
TAMPA RENAISSANCE
Selected Financial Information:
Rooms Revenue	$3,646	$3,505	4.02%	$8,305	$7,703	7.82%	$14,512
Total Revenue	$5,475	$5,319	2.93%	$12,253	$11,617	5.47%	$21,855
EBITDA	$1,426	$1,408	1.28%	$3,822	$3,597	6.26%	$5,875
EBITDA Margin	26.05%	26.47%	-0.43%	31.19%	30.96%	0.23%	26.88%
Selected Operating Information:
RevPAR	$136.76	$131.47	4.02%	$156.60	$145.25	7.81%	$135.70
Occupancy	80.90%	80.04%	1.07%	84.08%	82.32%	2.14%	81.25%
ADR	$169.05	$164.24	2.93%	$186.25	$176.45	5.55%	$167.01
PRIME PROPERTIES TOTAL (10)
Selected Financial Information:
Rooms Revenue	$67,787	$62,135	9.10%	$122,284	$111,290	9.88%	$242,401
Total Revenue	$92,800	$84,944	9.25%	$170,549	$155,220	9.88%	$333,943
EBITDA	$33,902	$30,686	10.48%	$57,425	$50,903	12.81%	$111,320
EBITDA Margin	36.53%	36.12%	0.41%	33.67%	32.79%	0.88%	33.34%
Selected Operating Information:
RevPAR	$200.86	$184.33	8.97%	$182.21	$166.01	9.76%	$179.13
Occupancy	86.41%	85.29%	1.30%	82.50%	79.80%	3.38%	82.66%
ADR	$232.44	$216.12	7.55%	$220.86	$208.04	6.16%	$216.72

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at June 30, 2015, were owned as of the beginning of each of the periods presented.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(unaudited)

ALL HOTELS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2015	2014	% Variance	2015	2014	% Variance
REVENUE
Rooms	$67,787	$62,135	9.1%	$122,284	$111,290	9.9%
Food and beverage	21,792	19,628	11.0%	42,022	37,633	11.7%
Other	3,221	3,182	1.2%	6,243	6,296	-0.8%
Total hotel revenue	92,800	84,945	9.2%	170,549	155,219	9.9%

EXPENSES
Rooms	14,113	13,313	6.0%	27,091	25,338	6.9%
Food and beverage	13,539	12,566	7.7%	26,608	24,655	7.9%
Other direct	988	1,031	-4.2%	1,945	2,006	-3.0%
Indirect	19,634	18,457	6.4%	38,458	35,925	7.1%
Management fees, includes base and incentive fees	6,053	4,512	34.2%	9,879	7,679	28.6%
Total hotel operating expenses	54,327	49,879	8.9%	103,981	95,603	8.8%
Property taxes, insurance, and other	4,571	4,380	4.4%	9,143	8,713	4.9%
HOTEL OPERATING PROFIT (Hotel EBITDA)	33,902	30,686	10.5%	57,425	50,903	12.8%
Hotel EBITDA Margin	36.53%	36.12%	0.41%	33.67%	32.79%	0.88%

Minority interest in earnings of consolidated joint ventures	2,513	2,067	21.6%	4,189	3,461	21.0%
HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$31,389	$28,619	9.7%	$53,236	$47,442	12.2%

NOTES:

(1)         The above pro forma table assumes the ten hotel properties owned and included in the Company’s operations at June 30, 2015 were owned as of the beginning of each of the periods presented.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLE REFLECTS THE TEN HOTELS INCLUDED IN THE COMPANY’S OPERATIONS AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2015	2015	2014	2014
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM

Total Hotel Revenue	$92,800	$77,749	$77,817	$85,577	$333,943
Hotel EBITDA	$33,902	$23,523	$24,527	$29,368	$111,320
Hotel EBITDA Margin	36.53%	30.26%	31.52%	34.32%	33.33%

EBITDA % of Total TTM	30.5%	21.1%	22.0%	26.4%	100.0%

JV Interests in EBITDA	$2,513	$1,676	$1,427	$1,643	$7,260

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

JUNE 30, 2015

(in thousands, except share price)

(unaudited)

June 30,
2015
End of quarter common shares outstanding	24,257
Partnership units outstanding (common stock equivalents)	8,278
Combined common shares and partnership units outstanding	32,535
Common stock price at quarter end	$15.02
Market capitalization at quarter end	$488,676
Series A convertible preferred stock	$65,000
Debt on balance sheet date	$762,358
Joint venture partners’ share of consolidated debt	$(49,150)
Net working capital (see below)	$(245,197)
Total enterprise value (TEV)	$1,021,687

Cash & cash equivalents	$176,987
Restricted cash	28,073
Accounts receivable, net	11,942
Prepaid expenses	2,960
Investment in AIM REHE, LP	50,472
Due from affiliates, net	(2,563)
Due from third-party hotel managers, net	7,157
Total current assets	$275,028

Accounts payable, net & accrued expenses	$26,810
Dividends payable	3,021
Total current liabilities	$29,831

Net working capital*	$245,197

* Includes the Company’s pro rata share of net working capital in joint ventures.

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ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES

Anticipated Capital Expenditures Calendar (a)

		2015
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Estimated	Estimated
Courtyard Seattle	250	x
Renaissance Tampa	293			x	x
Hilton LaJolla Torrey Pines	394			x

(a) Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2015 are included in this table.